EXHIBIT 32.2

                       CERTIFICATION PURSUANT TO
                        18 U.S.C. SECTION 1350,
                 AS ADOPTED PURSUANT TO SECTION 906
                 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Giant Industries, Inc. ("Giant") on Form 10-Q for the quarter ending March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark B. Cox, Chief Financial Officer of Giant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (a) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (b) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Giant.


                                 By:     /s/ MARK B. COX
                                    -----------------------------
                                 Name:   Mark B. Cox
                                 Title:  Chief Financial Officer

Date:   May 14, 2004.